SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement.
[ ] Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2)).
[ ]  Definitive proxy statement.
[ ]  Definitive additional materials.
[X]  Soliciting material under Rule 14a-12.

                         J.P. Morgan & Co. Incorporated
                (Name of Registrant as Specified in Its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                                          Date: November 2, 2000

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the merger between Chase and J.P. Morgan, including future financial and operating results, Chase's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of J.P. Morgan's and Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the businesses of Chase and J.P. Morgan will not be combined successfully; the risk that the growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; the risk that the integration process may result in the disruption of ongoing business or the loss of key employees or may adversely effect relationships with employees and clients; the risk that stockholder or required regulatory approvals of the merger will not be obtained or that adverse regulatory conditions will be imposed in connection with a regulatory approval of the merger; the risk of adverse impacts from an economic downturn; the risks associated with increased competition, unfavorable political or other developments in foreign markets, adverse governmental or regulatory policies, and volatility in securities markets, interest or foreign exchange rates or indices; or other factors impacting operational plans. Additional factors that could cause Chase's and J.P. Morgan's results to differ materially from those described in the forward-looking statements can be found in the 1999 Annual Reports on Forms 10-K of Chase and J.P. Morgan, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov) and in Chase's Registration Statement on Form S-4 referred to below.

Chase has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission containing a preliminary joint proxy statement-prospectus regarding the proposed transaction. Stockholders are urged to read the definitive joint proxy statement-prospectus when it becomes available because it will contain important information. The definitive joint proxy statement-prospectus will be sent to stockholders of Chase and J.P. Morgan seeking their approval of the proposed transaction. Stockholders also will be able to obtain a free copy of the definitive joint proxy statement-prospectus, as well as other filings containing information about Chase and J.P. Morgan, without charge, at the SEC's internet site (http://www.sec.gov). Copies of the definitive joint proxy statement-prospectus and the SEC filings that will be incorporated by reference in the definitive joint proxy statement-prospectus can also be obtained, without charge, by directing a request to The Chase Manhattan Corporation, 270 Park Avenue, New York, NY 10017, Attention: Office of the Corporate Secretary (212-270-6000), or to J.P. Morgan & Co. Incorporated, 60 Wall Street, New York, NY 10260, Attention: Investor Relations (212-483-2323). Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the materials filed with the SEC by J.P. Morgan and Chase on September 13, 2000 and September 14, 2000, respectively.

[The following slides were used in connection with a presentation on November 2, 2000 by Geoffrey T. Boisi, Vice Chairman of Chase's Investment Bank, at the BancAnalysts Association of Boston Conference.]

                         A WINNING GROWTH STRATEGY FOR
                               J.P. MORGAN & Co.

                                NOVEMBER 2, 2000



                                                               GEOFFREY T. BOISI

KEY DRIVERS OF GROWTH

> UNPARALLELED
  CLIENT BASE

> LEADING GLOBAL         >          PEOPLE &   >    EXTENDS COMPETITIVE
  CAPABILITIES                     TECHNOLOGY           ADVANTAGE

> PRODUCT LEADERSHIP
  IN GROWTH MARKETS

COMPLEMENTARY STRENGTHS
UNPARALLELED CLIENT BASE

        J.P. MORGAN                                CHASE
------------------------------           ------------------------------
x  BLUE CHIP INVESTMENT GRADE            x  NON-INVESTMENT GRADE
x  EUROPE                                x  NEW ECONOMY/EMERGING GROWTH
x  JAPAN                                 x  ASIA (EX-JAPAN)
                                         x  FINANCIAL SPONSORS


                             J.P. MORGAN AND CHASE
                         ------------------------------
                         x   LATIN AMERICA
                         x   U.S. CORPORATES
                         x   HIGH NET WORTH
                         x   FINANCIAL INSTITUTIONS
                         x   INSTITUTIONAL INVESTORS

COMPLEMENTARY STRENGTHS: CLIENT BASE

>  PRELIMINARY OVERLAP OF PRIMARY INVESTMENT BANKING CLIENTS:

        GENERAL INDUSTRIES       12%

        FINANCIAL INSTITUTIONS   10%

        TMT                       9%

>  WHERE OVERLAP, OFTEN DIFFERENT FOCUS

COMPLEMENTARY STRENGTHS
PRODUCT LEADERSHIP IN GROWTH MARKETS

        J.P. MORGAN                                       CHASE
-------------------------------               -------------------------------
x   EQUITY UNDERWRITING                       x   NEW ECONOMY AND
                                                    ASIAN EQUITIES
x   EQUITY & STRUCTURED
      DERIVATIVES                             x   FX & INTEREST RATE
                                                    DERIVATIVES
x   GLOBAL M&A - EUROPE
                                              x   GLOBAL M&A
x   EUROPE FIXED INCOME
                                              x   SYNDICATED &
x   U.S. ASSET MANAGEMENT                           LEVERAGED FINANCE

x   LABMORGAN                                 x   EUROPEAN & ASIAN
                                                      ASSET MANAGEMENT

                                              x   CHASE.COM

                                              x   OPERATING SERVICES

COMPLEMENTARY STRENGTHS: PRODUCTS

                                PRO FORMA
PRODUCT                         REVENUE CONTRIBUTION(1)
-------------------------------------------------------
EQUITY DERIVATIVES              90% J.P. MORGAN

SYNDICATION                     80% CHASE

CREDIT DERIVATIVES              80% J.P. MORGAN

COMMODITY DERIVATIVES           80% CHASE

FUTURES/OPTIONS DERIVATIVES     100% J.P. MORGAN


(1) BASED ON SEPTEMBER 2000 YTD NUMBERS.

COMPLEMENTARY STRENGTHS: GEOGRAPHY
OVER 100 LOCATIONS WORLDWIDE

[MAP OF LOCATIONS WORLDWIDE, SHOWING J.P. MORGAN LOCATIONS, CHASE LOCATIONS AND J.P. MORGAN AND CHASE COMMON LOCATIONS]

                           THE NEW COMPETITIVE MODEL

                 SERVING THE SPECTRUM OF CLIENTS NEEDS GLOBALLY

                                 ______________


                                 TRUSTED ADVICE
                                                             MARKET INFORMATION
 ______________________________________________________________________________
|                                                                              |
|Corporate Issuers                                                             |
|-----------------                                                             |
|                                                                              |
|                                                                  ---------   |
|Strategic >   Credit >   Debt >   Equity >   Risk >   Private >  |  Wealth |  |
|Advice                                       Mgmt.    Equity     |  Mgmt.  |  |
|                                                                  ---------   |
|                                                                              |
|                                                                              |
|               OPERATING SERVICES:  Cash Mgmt., Trustee, Custody              |
|                                                                              |
|                                                                              |
|Investors/Dealers                                                             |
|-----------------                                                             |
|                                                                  ---------   |
|          Research >     Structuring >     Sales & Trading >     |Analytics|  |
|                                                                  ---------   |
 ______________________________________________________________________________


                               DISTRIBUTION POWER

PRODUCT LEADERSHIP IN GROWTH SECTORS
ADVISORY & CAPITAL RAISING - 9 MONTHS PRO FORMA

                                      RANKED BY   RANKED BY
                                       $VOLUME    # OF DEALS
                                       -------    ----------
SYNDICATED LOANS  GLOBAL                  #1
                  U.S.                    #1

BONDS             INV. GRADE GLOBAL       #4
                  INV. GRADE U.S.         #2
                  HIGH YIELD GLOBAL       #5
                  HIGH YIELD U.S.         #5

ADVISORY          GLOBAL                  #4          #1
                  U.S.                    #4          #2
                  EUROPE                  #4          #1
                  EURO. CROSS-BORDER      #5          #1


EQUITY            GLOBAL OFFERINGS        #7          #6
                  U.S. OFFERINGS          #6          #7
                  U.S. IPOS               #9          #5

STRONG PRESENCE IN EQUITY RESEARCH
GLOBAL EQUITY RESEARCH

                                       # OF RESEARCH                # OF COMPANIES
                                       PROFESSIONALS                    COVERED
===================================================================================
MERRILL LYNCH                              600                          3,600
-----------------------------------------------------------------------------------
J.P. MORGAN/CHASE*                         493                          5,238
===================================================================================
DEUTSCHE BANK ALEX BROWN                   447                          2,500
CSFB/DLJ                                   418                          4,000
SALOMON SMITH BARNEY                       325                          2,800
GOLDMAN SACHS                              259                          2,000
MORGAN STANLEY DEAN WITTER                 254                          2,020
LEHMAN BROTHERS                            127                          1,400
ROBERTSON STEPHENS                          44                          1,221

* PRO FORMA AS OF 10/15/00

POWERFUL GLOBAL DISTRIBUTION CAPABILITY



- 772 INSTITUTIONAL SALES PEOPLE COVERING 4,855 INSTITUTIONS (PRO FORMA AS OF 10/15/00)



- CHASE H&Q - LARGEST GLOBAL SALES ORGANIZATION FOCUSED EXCLUSIVELY ON THE "NEW ECONOMY"


-        J.P. MORGAN - FOCUSED EXCLUSIVELY ON 400 LARGE, BEST-OF-CLASS
         INSTITUTIONS

AWARD WINNING RESEARCH


--------------------------------------------------------------------------------
[INSTITUTIONAL INVESTOR LOGO]
--------------------------------------------------------------------------------
18 #1 RANKINGS:

ALL-AMERICAN EQUITY RESEARCH

ALL-EUROPE RESEARCH

ALL-ASIA RESEARCH

LATIN AMERICAN RESEARCH

ALL-AMERICAN FIXED INCOME RESEARCH
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GLOBAL INVESTOR LOGO]
--------------------------------------------------------------------------------
9 #1 RANKINGS:

ECONOMIC RESEARCH

GOVERNMENT BOND RESEARCH

FX SURVEY RESEARCH & ANALYSIS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[LATIN FINANCE LOGO]
--------------------------------------------------------------------------------
6 #1 RANKINGS:

DEBT RESEARCH TEAM COVERAGE

QUANTITATIVE ANALYST - LATIN AMERICA

                     LEADERSHIP IN RISK MANAGEMENT PRODUCTS


--------------------------------------------------------------------------------
[RISK LOGO]                                     #1 Rank Overall:
[EMERGING MARKETS INVESTOR LOGO]
[INSTITUTIONAL INVESTOR LOGO]                   Equity Derivatives
[IFR LOGO]
[GLOBAL INVESTOR LOGO]                          Credit Derivatives
[EURO MONEY LOGO]
[DERIVATIVES STRATEGY LOGO]                     Interest Rate Derivatives
[ASIA RISK LOGO]
                                                Foreign Exchange
--------------------------------------------------------------------------------

A LEADER IN WEALTH MANAGEMENT

ASSETS UNDER MANAGEMENT AS OF 12/31/99(1)


RANK        US INSTITUTIONS                           AUM ($B)
==============================================================
1           FIDELITY INVESTMENTS                     $956
2           BARCLAYS GLOBAL ADVISORS                  783
--------------------------------------------------------------
3           J.P. MORGAN/CHASE PRO FORMA(2)            720
==============================================================
4           STATE STREET GLOBAL ADVISORS              672
5           CAPITAL GROUP COS.                        558
6           MERRILL LYNCH ASSET MGMT                  557
7           MELLON FINANCIAL                          463
8           AXA FINANCIAL                             463
9           MORGAN STANLEY DEAN WITTER                420
10          CITIGROUP                                 419

SOURCE:  INSTITUTIONAL INVESTOR

(1) GLOBAL RANKINGS OF INVESTMENT MANAGEMENT FIRMS BY ASSETS UNDER MANAGEMENT ("AUM")

(2) INCLUDES $48 BILLION FOR PRO RATA SHARE OF AMERICAN CENTURY; PRO FORMA FOR ROBERT FLEMING

STRATEGY

INTEGRATED DELIVERY MODEL

-     PRODUCER/LEADER/MANAGER


-     GLOBAL ORIENTATION

      -     Functional capability (i.e. products)

      -     Industry sector insight

-     REGIONAL ORIENTATION

      -     Client origination/coverage

      -     Distribution

      -     Risk management

-     FLEXIBILITY REQUIRED TO ADDRESS IDIOSYNCRATIC DEVELOPMENT OF GEOGRAPHIC
      REGIONS

APPROACH

FOUR DIMENSIONAL COVERAGE

-     CLIENT SERVICE

      -     Client team foundation

      -     Target/prioritize/coordinated comprehensive coverage

-     COMPREHENSIVE GEOGRAPHIC COVERAGE

      - Become integral part of business establishment and social fabric of community

      -     Large Cap/growth company (seed company)


-     PRODUCT FOCUS

      - Idea driven by staying on top of high value added innovations & trends


-     INDUSTRY SPECIALIZATION

      -     Participate in global flows

      -     Capitalize on specialized terminology & valuation techniques

                   CLIENT SERVICE & RELATIONSHIP DEVELOPMENT



                               CLIENT MANAGEMENT
                                  (Corporate)

                                     Client
                                      Team
                                       |

          WEALTH          Client__  RESEARCH  __Client      STRATEGIC ADVICE
          MANAGEMENT       Team                  Team            (M&A)
                                       |
                                     Client
                                      Team

                                    CAPITAL
                                    MARKETS

                                 PRODUCT FOCUS



                RESTRUCTURING                        GLOBAL SERVICES

             PENSION PRODUCTS                           LOAN PRODUCT
                                          *
       WEALTH MANAGEMENT         Client  **  Client        MONEY MARKET
                                        *  *
     PRIVATE EQUITY             Team  *       * Team           HIGH YIELD/
                                    * RESEARCH *                LEVERAGED FIN.
    REAL ESTATE          Coverage *               * Coverage
                                 * * * * * * * * * *             HIGH GRADE DEBT
                               Client   Team  Coverage

       M&A-RELATED                   EQUITY-RELATED             COMMODITY/RATE
        PRODUCTS                       PRODUCTS                   DERIVATIVES

INDUSTRY CONCENTRATION

CLIENT MANAGEMENT


INDUSTRY LIAISONS
--------------------------------------------------------------------------------
TMT

TECHNOLOGY
E-COMMERCE
MEDIA / ENTERTAINMENT
TELECOM
COMMUNICATION EQUIPMENT
WEST REGION
HEALTHCARE / PHARMACEUTICAL

                                                       -----------------------
GENERAL INDUSTRIES                                            RESEARCH
                                                       -----------------------
FINANCIAL SPONSORS                                        STRATEGIC ADVICE
REAL ESTATE                                            -----------------------
CONSUMER RETAIL                                         DEBT CAPITAL MARKETS
E - MW - S - W - CANADA            >                   -----------------------
MIDDLE MARKET                                          EQUITY CAPITAL MARKETS
BASIC INDUSTRIALS                                      -----------------------
CAPITAL RESOURCES                                           REAL ESTATE
CHEMICALS                                              -----------------------
ENERGY                                                     PRIVATE EQUITY
TRANSPORTATION                                         -----------------------
NATURAL RESOURCES                                         WEALTH MANAGEMENT
                                                       ------------------------

FINANCIAL INSTITUTIONS

BANKS
INSURANCE
SPECIALTY FINANCE
GOVERNMENTS & CENTRAL BANKS
--------------------------------------------------------------------------------

BUSINESS BUILDING BLOCKS

Geographic Coverage

AMERICAS

   NORTH
   SOUTH
   MID WEST
   FAR WEST
   CANADA
   LATIN AMERICA

INTERNATIONAL

   EUROPE
   ASIA
   JAPAN
   EMERGING MKTS

INVESTMENT BANK - PRO FORMA FINANCIALS

                           2000*
REVENUE                 $20 BILLION
EXPENSES                $13 BILLION
PRE-TAX PROFITS         $ 7 BILLION
HEADCOUNT                    41,000

* EIGHT MONTHS ANNUALIZED.

REVENUES ARE WELL DIVERSIFIED BY PRODUCT

INVESTMENT BANK REVENUE MIX


                                J.P. MORGAN       CHASE       J.P. MORGAN/CHASE
M&A & EQUITIES                       43%            21%              30%
CREDIT & RATES                       46%            45%              45%
OPERATING SERVICES                    0%            27%              17%
OTHER                                11%             7%               8%
TOTAL                               100%           100%             100%

REVENUES ARE WELL DIVERSIFIED BY GEOGRAPHY

Pro Forma Net Revenues (1999)


[PERCENTAGE OF REVENUE BAR CHART]


                                International           Domestic
JP Morgan & Co.                     48%                    52%
Goldman Sachs                       36%                    64%
Merrill Lynch                       35%                    65%
Morgan Stanley                      25%                    75%



[PERCENTAGE OF REVENUE BY GEOGRAPHY PIE CHART]


Domestic                52%
Europe ME & Africa      29%
Asia-Pacific            12%
Latin America            6%
Other                    1%

ABILITY TO INTEGRATE AND EXECUTE

-        Track record of successful integrations

-        Inclusive approach to integration

-        Common cultural elements

-        More focused, less complex than prior mergers

-        Retention driven by opportunity and incentives

EXECUTION AT A FAST PACE IS ON TRACK

-        Framework for managing the integration in place

-        Uniform tracking tools designed to measure synergies

-        Major U.S. regulatory applications filed

-        Systems and real estate inventories under way

-        250 top jobs at Investment Bank named

-        Corporate staff announcement in process

-        Strong cultural fit

ACCRETIVE TO EPS AS SYNERGIES REALIZED

J.P. Morgan fully diluted shares                 186 million
Exchange                                         3.7x
                                               -------------
Chase Shares Issued                              688 million

Chase 2001 consensus EPS(1)                    $ 4.45

Required earnings from J.P. Morgan             $ 3.1 billion
J.P. Morgan 2001 consensus earnings(1)           2.2 billion
                                               -------------
Required break even synergies                  $ 0.9 billion


Baseline Synergies (after-tax)                 $ 1.2 billion

(1) As published by First Call (9/00). J.P. Morgan 2001 consensus estimate of $12.06 per share. For analytical purposes only. Does not constitute endorsement of, or concurrence with, any of the estimates by J.P. Morgan or Chase

SYNERGIES DRIVE PROFITABILITY AND GROWTH

-        INCREMENTAL REVENUE OF $1 BILLION

         -        NET $400 MILLION AFTER INCREMENTAL EXPENSES

-        SAVINGS OF $1.5 BILLION

         -        11% OF TOTAL RELEVANT COMBINED EXPENSES

         -        FULLY IN PLACE BY END OF YEAR 2

         -        BUSINESS BY BUSINESS REVIEW UNDER WAY

THE CASE FOR HIGHER VALUATION

         -        HIGHER GROWTH

         -        LEADERSHIP DRIVES HIGHER RETURNS

         -        GREATER DIVERSIFICATION/RISK REDUCTION

         -        FREE CASH FLOW GENERATION

         -        COMPLETES THE PLATFORM

--------------------------------------------------------------------------------

This presentation contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Chase's and J.P Morgan's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These uncertainties include: the risk that the businesses of Chase and J.P. Morgan will not be combined successfully; the risk that the growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; the risk that the integration process may result in the disruption of ongoing business or the loss of key employees or may adversely effect relationships with employees and clients; the risk that stockholder or required regulatory approvals of the merger will not be obtained or that adverse regulatory conditions will be imposed in connection with a regulatory approval of the merger; the risk of adverse impacts from an economic downturn; the risks associated with increased competition, unfavorable political or other developments in foreign markets, adverse governmental or regulatory policies, and volatility in securities markets, interest or foreign exchange rates or indices; or other factors impacting operational plans. Additional factors that could cause Chase's and J.P. Morgan's results to differ materially from those described in the forward-looking statements can be found in the 1999 Annual Reports on Form 10-K of Chase and J.P. Morgan and in the Registration Statement on Form S-4 filed by Chase on October 5, 2000 with the Securities and Exchange Commission.

The proposed transaction will be submitted to Chase's and J.P. Morgan's stockholders for their consideration. Such stockholders should read the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Chase and J.P. Morgan, without charge, at the SEC's internet site (http://www.sec.gov). Copies of the definitive joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the definitive joint proxy statement/prospectus can also be obtained, without charge, by directing a request to The Chase Manhattan Corporation, 270 Park Avenue, New York, NY 10017, Attention: Office of the Corporate Secretary (212-270-6000) or to J.P. Morgan, 60 Wall Street, New York, NY 10260, Attention: Investor Relations (212-483-2323). Information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the materials filed with the SEC by each of J.P. Morgan and Chase on September 13 and 14, 2000, respectively.